UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): September 11, 2006

Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-11397 (Commission File Number)	33-0628076 (I.R.S Employer Identification No.)
3300 Hyland Avenue
Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)
(714) 545-0100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

Item 7.01. Regulation FD Disclosure.
On September 12, 2006, Valeant Pharmaceuticals International (the “Company”) presented certain information at the Bear Stearns 19th Annual Health Care Conference. The presentation is attached hereto as Exhibit 99.1, and a reconciliation of certain financial measures contained in the presentation is attached hereto as Exhibit 99.2. See “Non-GAAP Information” below. Exhibits 99.1 and 99.2 are also available on the Company’s website at http://www.valeant.com under Investor Relations/Financial Presentations.
The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 8.01 Other Events
On September 11, 2006, the Company issued a press release announcing the receipt of informal inquiries from the Securities and Exchange Commission. A copy of the press release is attached as Exhibit 99.3.
On September 12, 2006, the Company issued a press release announcing the results of the VISER2 study. A copy of the press release is attached as Exhibit 99.4.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Presentation by the Company at the Bear Stearns 19th Annual Health Care Conference.

99.2	Reconciliation of non-GAAP measures to the most directly comparable measure calculated in accordance with GAAP.

99.3	Press release dated September 11, 2006.

99.4	Press release dated September 12, 2006.
Forward-Looking Statements
This Current Report, including the exhibits, contains forward-looking statements, including, but not limited to, statements regarding the Company’s strategic direction, market opportunities for certain of the Company’s products, business development opportunities, the Company’s restructuring program and related charges, and expected revenues, expenses and earnings that are based on management’s current expectations and involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to projections of future operating performance, clinical development of new products, regulatory approval processes, marketplace acceptance of the Company’s products, success of the Company’s restructuring initiatives and the ability of management to execute them, success of the Company’s strategic plan, general economic factors, business and capital market conditions, general industry trends, and other risks detailed from time to time in the Company’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2005. The Company cautions the reader that these factors, as well as other factors described in its SEC filings, are among the factors that could cause actual results to differ materially from the expectations described in the forward-looking statements. The Company also cautions the reader that undue reliance should not be placed on any of the forward-looking statements, which speak only as of the date of this Current Report. The Company undertakes no responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this Current Report or to reflect actual outcomes.

Non-GAAP Information
In the presentation attached hereto as Exhibit 99.1, the Company refers to certain adjusted operating income measures and other financial metrics that have not been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). When reporting its historical financial results, the Company provides certain non-GAAP financial measures to supplement the consolidated financial results prepared in accordance with GAAP. These non-GAAP financial measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to investors to allow for the performance of additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. A reconciliation of the non-GAAP financial measures to the most directly comparable measures prepared in accordance with GAAP is attached hereto as Exhibit 99.2. Exhibit 99.2 is also available on the Company’s website at http://www.valeant.com under Investor Relations/Financial Presentations. The Company has not provided a reconciliation of the forward-looking non-GAAP financial measures included in the presentation due to the difficulty in forecasting and quantifying the exact amount of the restructuring charge and the related tax benefits that will be included in the comparable GAAP measures.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL
Date: September 12, 2006	By:	/s/ Bary G. Bailey
Bary G. Bailey
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
99.1	Presentation by the Company at the Bear Stearns 19th Annual Health Care Conference.

99.2	Reconciliation of non-GAAP measures to the most directly comparable measure calculated in accordance with GAAP.

99.3	Press release dated September 11, 2006.

99.4	Press release dated September 12, 2006.